                                                                       EXHIBIT


                                Amended Annex A

The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Variable Insurance Trust and each of the undersigned shall be as follows:

Goldman Sachs Asset Management                              Annual Rate (%)
------------------------------                              -----------------
Goldman Sachs High Yield Fund                                    0.70
Goldman Sachs Growth and Income Fund                             0.75
Goldman Sachs CORE Large Cap Growth Fund                         0.70
Goldman Sachs Mid Cap Equity Fund                                0.80
Goldman Sachs CORE Small Cap Equity Fund                         0.75
Goldman Sachs CORE U.S. Equity Fund                              0.70
Goldman Sachs Capital Growth Fund                                0.75
Goldman Sachs CORE Large Value Fund                              ----
Goldman Sachs CORE International Equity Fund                     ----
Goldman Sachs Short Duration Government Fund                     ----
Goldman Sachs Conservative Strategy Fund                         ----
Goldman Sachs Balanced Strategy Fund                             ----
Goldman Sachs Growth and Income Strategy Fund                    ----
Goldman Sachs Growth Strategy Fund                               ----
Goldman Sachs Aggressive Growth Strategy Fund                    ----

Goldman Sachs Asset Management International
--------------------------------------------

Goldman Sachs Global Income Fund                                 0.90
Goldman Sachs International Equity Fund                          1.00

Dated: January 1999.

                    GOLDMAN SACHS VARIABLE INSURANCE TRUST

                            By: ______________________________
                         Title: ______________________________

                    GOLDMAN SACHS ASSET MANAGEMENT,
                         A DIVISION OF GOLDMAN, SACHS & CO.

                            By: ______________________________
                         Title: ______________________________

                    GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL,
                         AN AFFILIATE OF GOLDMAN, SACHS & CO.

                            By: ______________________________
                         Title: ______________________________

                                      -8-